UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2003

333-63768
(Commission File Number)

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. (Exact name of registrant as specified in its charter)	MERISTAR HOSPITALITY FINANCE CORP (Exact name of registrant as specified in its charter)

75-2648837 (I.R.S. Employer Identification No.)	52-2321015 (I.R.S. Employer Identification No.)

MERISTAR HOSPITALITY FINANCE CORP II (Exact name of registrant as specified in its charter)	MERISTAR HOSPITALITY FINANCE CORP III (Exact name of registrant as specified in its charter)

73-1658708 (I.R.S. Employer Identification No.)	46-0467463 (I.R.S. Employer Identification No.)

DELAWARE
(State or other jurisdiction of incorporation)

4501 NORTH FAIRFAX DRIVE
ARLINGTON, VIRGINIA 22203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 812-7200

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On December 23, 2003, MeriStar Hospitality Corporation issued a press release announcing it had closed on a new $50 million senior credit facility, secured by six of the company’s hotels. The three-year facility will carry an annual interest rate of LIBOR plus 450 basis points. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description

4.9*	Letter agreement dated December 23, 2003 relating to exhibits.
99.1*	Press Release, dated as of December 23, 2003.

* Incorporated by reference to the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on December 23, 2003 (Commission File Number 1-11903).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. MERISTAR HOSPITALITY FINANCE CORP. MERISTAR HOSPITALITY FINANCE CORP. II MERISTAR HOSPITALITY FINANCE CORP. III
	By:	MERISTAR HOSPITALITY CORPORATION,
ITS GENERAL PARTNER
	By:	/s/ Jerome J. Kraisinger Jerome J. Kraisinger Executive Vice President, Secretary and General Counsel
Date: December 23, 2003